Exhibit 99.1

The actual number of Performance Units earned by Mr. Nixon will be based on the following table and the value of the Company's Common Stock as of December 31, 2009:

      ---------------------------------------- ---------------------------
      Value of the Company's Common Stock as     Number of Performance
               of December 31, 2009                   Units Earned
     ---------------------------------------- ---------------------------
             less than $19.94                                  0
      ---------------------------------------- ---------------------------
                       $19.94                              7,511
      ---------------------------------------- ---------------------------
                       $21.94                             16,900
      ---------------------------------------- ---------------------------
                       $23.94                             23,045
      ---------------------------------------- ---------------------------
                       $25.94 or more                     28,167
      ---------------------------------------- ---------------------------

All defined terms used but not defined in this Exhibit 99.1 shall have the meanings ascribed to such terms in the Form 4 to which this exhibit is incorporated by reference.